SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                 June 20, 1997


                         CARRINGTON LABORATORIES, INC.
            (Exact name of registrant as specified in its charter)


               Texas                  0-11997            75-1435663
          (State or other           (Commission        (IRS Employer
          jurisdiction of           File Number)       Identification No.)
          incorporation)




                  2001 Walnut Hill Lane, Irving, Texas  75038
              (Address of principal executive offices) (Zip Code)



              Registrant's telephone number, including area code:

                                (972) 518-1300





   Item 5.  Other Events.

         On June 20, 1997, (the Closing Date ) the Registrant sold a total of 415,000 shares of its Common Stock, par value $.01 per share (the
     Shares  ),  to    accredited  investors,    as  defined in Rule 501(a)
   promulgated under the Securities Act of 1933, as amended, for an aggregate of $2,496,484.38 in a self-managed private placement. The purchase price was determined through discussions between the Registrant and a representative of the investors and was based on the last reported sale price of the Common Stock on June 3, 1997 ($6.875), less a discount of 12.5% to approximate the liquidity risk inherent in unregistered stock. Net proceeds to the Registrant are expected to be approximately $2,475,000 after payment of expenses. Proceeds of the sale will be used by the Registrant for general corporate purposes.

         The sale of the Shares to the investors was made pursuant to a Stock Purchase Agreement between the Registrant and each investor (collectively, the Stock Purchase Agreements ). Under the Stock Purchase Agreements, the Registrant agreed to use its reasonable best efforts to (i) amend its pending Form S-3 Registration Statement No. 333-17177 (the Registration Statement ), currently on file with the Securities and Exchange Commission (the SEC ), to the extent necessary to permit the sale or other disposition of the Shares by the investors, and (ii) cause the Registration Statement to be declared effective by the SEC within 90 days after the Closing Date and to remain effective for up to one year from the Closing Date. However, under the terms of the Stock Purchase Agreements, the Registrant would not be penalized for failing to effect such registration or to keep it effective, provided the Registrant used its reasonable best efforts to do so.


   Item 7.     Financial Statements and Exhibits.

               (c)   Exhibits
                     Item        Exhibit

                     10.1 Form of Stock Purchase Agreement dated June 20, 1997 between the Registrant and each purchaser of Common Stock

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date:  July 3, 1997                 CARRINGTON LABORATORIES, INC.



                                 By:
                                       Carlton E. Turner, Ph.D., D.Sc.
                                       President    and   Chief   Executive
                                       Officer

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


   Date:  July 3, 1997                 CARRINGTON LABORATORIES, INC.




                                 By:   /s/ Carlton E. Turner
                                       Carlton E. Turner, Ph.D., D.Sc.
                                       President    and   Chief   Executive
                                       Officer



                               INDEX TO EXHIBITS


                                                                  Sequentially
                                                                  Exhibit
                                                                  Numbered
                                  Exhibit                         Page

     10.1 *      Form of Stock Purchase Agreement dated             5
                 June 20, 1997 between the Registrant and each purchaser of Common Stock




   *     Filed herewith.
         Management contract or compensatory plan.